UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2016

FIRST COMMUNITY FINANCIAL PARTNERS, INC.
(Exact name of registrant as specified in its charter)

Illinois	001-37505	20-4718752
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2801 Black Road, Joliet, IL	60435
(Address of Principal Executive Offices)	(Zip Code)

(815) 725-0123
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01. Other Events

On September 28, 2016, First Community Financial Partners, Inc. (the “Company”) issued a press release announcing that the Company was named a member of the Sandler O'Neill Sm-ALL Stars: Class of 2016. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated September 28, 2016

SIGNATURES

Pursuant to the requirements of the Exchange Act the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY FINANCIAL PARTNERS, INC.

Date: September 28, 2016	/s/ Glen L. Stiteley
Glen L. Stiteley
Executive Vice President and Chief Financial Officer

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